34th Annual JP Morgan
Technology Conference
May 23, 2006

John Kritzmacher

Chief Financial Officer

Forward Looking Statement Disclosure
Safe Harbor for Forward-Looking Statements and Other Important Information

This presentation contains statements regarding future performance, events or developments, including the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction and other statements about
Lucent managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent, as well as Lucent's future performance and the industries in which it operates, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets,"
"goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-
looking statements. These risks and uncertainties are based upon a number of important factors including, among others: our ability to operate effectively in a highly competitive industry with many participants; our ability to keep pace with technological advances and correctly identify and invest in the technologies that become commercially accepted; our reliance on a small number of key customers; the ability to consummate the proposed transaction with Alcatel; difficulties and delays in obtaining regulatory approvals for the proposed transaction with Alcatel; difficulties and delays in achieving synergies and cost savings;
potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and
compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 as well as other filings by Lucent with the US
Securities and Exchange Commission (the “SEC”). Except as required under the US federal securities laws and the rules and regulations of the SEC, we disclaim any intention or obligation to update any forward-looking statements in this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Agenda

Financial Overview

Market/Portfolio Commentary

Key Takeaways

Continue to expect revenues in 2H06 to significantly improve compared to 1H06

Expect annual revenues for FY06 to be down year over year

4

YTD Financial Results

(in millions, except for per share figures)

Q106

Q206

YTD

Revenues

2,047

2,138

4,185

Gross Margin %

42%

43%

42%

Operating Expenses

940

677

1,617

Operating Income (Loss)

(89)

249

160

Operating Margin %

-4%

12%

4%

Net Income (Loss)

(104)

181

77

EPS - diluted

(0.02)

0.04

0.02

YTD Segment Results

(in millions)

Q106

Q206

YTD

MOBILITY ACCESS AND

APPLICATIONS SOLUTIONS

   Revenues

945

1,002

1,947

   Segment Income

317

371

688

MULTIMEDIA NETWORK SOLUTIONS

   Revenues

395

388

783

   Segment Income

45

42

87

CONVERGED CORE SOLUTIONS

   Revenues

145

151

296

   Segment Income

-

16

16

SERVICES

   Revenues

540

548

1,088

   Segment Income

89

46

135

$4.9

$4.9

$0.5

Cash and Debt Summary

$2.4

$2.3

$1.4

$4.9

$4.4

$4.0

$1.0

Effective recapitalization program
initiated in Q402

~$3B of debt retired through 3/31/06

Annual interest savings of ~$190M

Relatively “long-dated” portfolio

~80% of public debt and convertible
securities mature in or after 2010
(assuming put of 8% convertible
security in 2007)

Rating agency upgrades

Moody’s upgrade in May 2005

Fitch double upgrade in Oct. 2005

6

Improvements to

Balance Sheet

3/31/2006

Total Cash and Marketable Securities

3,969

Convertible Securities:

      2.75% Senior Convertible Debt

1,631

      7.75% Convertible Securities

1,102

      8.0% Subordinated Convertible Debt

486

Near-Term Debt:

      7.25% Notes due 7/2006

368

      5.50% Notes due 11/2008

202

Other Debt

1,626

Total Debt and Convertible Securities

5,415

Net Debt

1,446

Long-Term Debt Ratings (S&P/Moody's/Fitch)

B/B1/BB-

*    Qualified U.S. pension plans, contributions based on current pension funding rules

Pensions

Combined over-funded status on a GAAP basis as of September 30, 2005

Fair value of plan assets of approximately $34 billion

Benefit obligation of approximately $31 billion

Currently do not expect to make contributions through 2007*

Believe it is unlikely that any required contributions would have a material impact on liquidity through 2010

Retiree Healthcare

In FY06, expect to contribute approximately $250 million of operating cash primarily for management retiree healthcare plans

Seeking legislative change to increase flexibility to use excess pension assets to fund retiree healthcare

As of January 1, 2006: $2.2 billion of excess pension assets eligible for
Section 420 transfers for non-management retiree healthcare plans

Pension and Retiree Health Care Benefits

Function vs Lifestyle

Mobility Dominates

Moving to IP

Broadband Everywhere

End users want content, devices, applications that are personalized and are accessible whenever, wherever

Devices increasingly reflect personality and lifestyle; are a statement rather than an appliance

Increased wireless substitution, wireless broadband usage growing;
users want anytime, anywhere seamless access

The “communication enabled experience” is taken on the road (Voice,
Email, IM, Video Messaging, SMS, Blogging, TV, Movies, Trading)

Consumers adopting complex, bandwidth-intensive applications, such as
VoIP, Gaming, and VoD, to satisfy lifestyle and entertainment needs

FTTP growing in popularity with Service Providers, continued roll out of
DSL, 3G, cable, WiFi networks to satisfy increasing consumption

Increasing Service Provider competition, declining ARPU, increased voice usage influences need for low cost, efficient technologies

As a result, Service Provider interest is growing in VoIP, IMS, carrier
Ethernet, Flat IP architectures

Recent Industry Trends

Strategic Choices Aligned
With Fastest Growing Segments

Key next-generation segments are
expected to grow faster than the overall
market through 2010

Lucent has been investing in the industry's
fastest growing segments

3G Mobility                                      +14%

Next-Gen Optical/Ethernet             +15%

Broadband Access                       +17%

Voice over IP                                                              +38%

Applications                                                                +17%

Managed Services/
Professional Services                              +12%

High-Growth Areas (2006-10 CAGR)*

* Sources: Synergy, Infonetics, Dell'Oro, Yankee, Instat,
IDC,
  Gartner, RHK, Kaiser, internal estimates

3G Mobility

CDMA2000 & 1xEV-DO

UMTS & HSDPA

Optical/Data Convergence

Metro Transport & Switching

Ethernet-over-Optical

Native Ethernet

Lucent Ethernet Router (Riverstone)

Broadband Access

Stinger® IP DSLAM

Multimedia Access Platform

Lucent Ethernet Router (Riverstone)

IMS

IMS Core Platform (VoIP, etc.)

Bell Labs Innovations

Applications

Blended Services/Multimedia

3rd party applications and

  developers

Services

Professional Services

Managed & Hosted Services

Multivendor Expertise

Strategic Choices

Demonstrating Progress

   * Source: Dell’Oro Group (Q106)

Strategic Choices

Examples of Progress

3G Mobility

§

EV-DO at Verizon, Sprint and others

§

CDMA2000 & 1xEV-DO

§

UMTS/HSDPA at Cingular and O2

§

UMTS & HSDPA

§

Base Station Router

Optical/Data Convergence

§

#1 in Optical Switching*

§

Metro Transport & Switching

§

#1 in SONET/SDH ADM*

§

Ethernet-over-Optical

§

>100 Metropolis customers

§

Native Ethernet

§

Lucent Ethernet Router Deployment

§

Lucent Ethernet Router (Riverstone)

  at Telefonica

Broadband Access

§

>250,000 IPTV subs with Telefonica

§

Stinger® IP DSLAM

§

Develop and market Telefonica’s

§

Multimedia Access Platform

  IPTV middleware platform globally

§

Lucent Ethernet Router (Riverstone)

§

15M DSL ports shipped

IMS

§

8 Announced customers including

§

IMS Core Platform (VoIP, etc.)

  Cingular, AT&T, Bellsouth, Sprint, O2

§

Bell Labs Innovations

§

77 trials with 16 customers

Applications

§

>70M AnyPath subs

§

Blended Services/Multimedia

§

>47M SurePay subs

§

3rd party applications and

§

10 major SPs with USDS

  developers

§

>1,000 developer partners

Services

§

20% growth in non-deployment

§

Professional Services

  services revenue in fiscal ‘05

§

Managed & Hosted Services

§

BT 21CN - network integrator

§

Multivendor Expertise

§

Hosted VoIP with Sprint

Remain focused on improving profitability and generating
cash from operations

Continue to expect revenues in the second half of fiscal 2006 to significantly improve compared to the first half of fiscal year

Effectively managing debt portfolio as well as funding
requirements for postretirement benefit plans

Strategic choices aligned with high growth areas

Demonstrating success with key customers around the globe

Key Takeaways

11